EXHIBIT 10.6

        FIRST AMENDMENT TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
        ------------------------------------------------------------

            This First Amendment dated as of September 1, 2004, is to that certain Mortgage Loan Purchase and Sale Agreement (Whole Loan Purchase and Sale Agreement) dated January 1, 2004 (the "P&S Agreement") by and between Greenwich Capital Financial Products, Inc. ("Purchaser"), American Home Mortgage Corp. (a "Seller") and American Home Mortgage Servicing, Inc. f/k/a Columbia National Incorporated (a "Seller", and together with American Home Mortgage Corp., the "Sellers");

            WHEREAS, Purchaser and Sellers have entered into the P&S Agreement;

            WHEREAS, Purchaser and Sellers desire to amend the P&S Agreement in certain respects;

            NOW, THEREFORE, the parties, intending to be legally bound, amend the P&S Agreement as follows:

      1. Effective as of the date hereof, Section 1 of the P&S Agreement is hereby amended by replacing or adding the following definitions:

      "Hedge Trade": means a forward or other trade available to be assigned by Sellers to Purchaser through a Trade Assignment in the event Purchaser exercises its right to accept assignment of such Trade Assignment. In every circumstance in which a Seller assigns a Hedge Trade, the amount of Mortgage Loans available to be sold into the Hedge Trade and all other aspects of the Hedge Trade shall be acceptable to Purchaser in its sole discretion.

      "Trade Assignment": The assignment by a Seller to Purchaser of the related Seller's rights under a specific Takeout Commitment, in the form of Exhibit D-1, or of the related Seller's rights under all Takeout Commitments, in the form of Exhibit D-2, or of the related Seller's rights under a Hedge Trade, in the form acceptable to Purchaser in its sole discretion.

      "Trade Price": Either (a) the trade price set forth on a Takeout Commitment less any applicable Price Adjustment, or (b) in the event there is no Takeout Commitment, the trade price established by Purchaser.

      2. Effective as of the date hereof, Section 2 of the P&S Agreement is hereby restated to read in its entirety as follows:

            (a) Purchaser may, in its sole discretion, from time to time, purchase one or more Mortgage Loan Pools from Sellers. Prior to Purchaser's actual purchase of any Mortgage Loan Pool, the applicable provisions of Section 4 of the Custodial Agreement shall have been satisfied and Purchaser shall have received from Custodian (i) by facsimile, a Notice of Intent to Issue Trust Receipt, (ii) a copy of the Takeout Confirmation, if applicable, related to the Mortgage Loan(s) in such Mortgage Loan Pool, together with a Trade Assignment in the form of Exhibit


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D-1 or Exhibit D-2, executed by the related Seller and Takeout Investor, (iii)
an original letter in the form of Exhibit B-1 (an "Exhibit B-1 Letter") from the applicable Warehouse Lender (if any), or an original letter in the form of Exhibit C-1 (an "Exhibit C-1 Letter") in the event that there is no Warehouse Lender, and (iv) shall have the right to receive in transactions in which the Seller is not providing a Takeout Commitment, from the related Seller a report generated by the related Seller demonstrating that Hedge Trades exist and are available to be assigned to Purchaser in an amount and of a kind sufficient to hedge all Mortgage Loans purchased by Purchaser from the related Seller for which no Trade Assignments exist.

            (b) Simultaneously with the payment by Purchaser of the Purchase Price, in accordance with the Warehouse Lender's Wire Instructions or Seller's Wire Instructions, as applicable, with respect to a Mortgage Loan Pool, the related Seller will have conveyed to Purchaser all of the related Seller's right, title and interest in and to the related Mortgage Loan(s) free and clear of any lien, claim or encumbrance. Upon payment of the Purchase Price, the Trust Receipt covering all Mortgage Loans (including the Mortgage Loan Pool being purchased) shall be delivered in accordance with the provisions of the Custodial Agreement by facsimile with the original Trust Receipt to be sent by overnight mail to arrive on the Business Day after the day it is sent by facsimile. Notwithstanding the satisfaction by the related Seller of the conditions specified in this Section 2, prior to the payment by Purchaser of the Purchase Price (or the execution of any written commitment by the Purchaser to purchase any specific Mortgage Loans hereunder), Purchaser is not obligated to purchase any Mortgage Loans offered to it hereunder.

            (c) If Purchaser elects to purchase any Mortgage Loan Pool, Purchaser shall pay the amount of the Purchase Price for such Mortgage Loan Pool by wire transfer of immediately available funds in accordance with the provisions of the Custodial Agreement and the Warehouse Lender's Wire Instructions or if there is no Warehouse Lender, Seller's Wire Instructions. Upon such payment and not otherwise, Purchaser shall be deemed to have accepted the related Trade Assignment. Sellers shall not offer for sale to Purchaser any Mortgage Loan as to which the Expiration Date of any related Takeout Commitment is two (2) Business Days or less following the Purchase Date.

            (d) In the event that Purchaser rejects a Mortgage Loan for purchase for any reason and does not transmit the applicable Purchase Price, Purchaser shall not consummate the transactions contemplated in the applicable Takeout Confirmation or Hedge Trade with respect to any such Mortgage Loan and shall deliver to Takeout Investor (with a copy to the related Seller and Custodian) a Notice of Rejection of Trade Assignment, provided, however, that failure of Purchaser to give such notice shall not affect the rejection by Purchaser of the Trade Assignment, and if Purchaser shall nevertheless receive any portion of the related Takeout Proceeds, Purchaser shall promptly pay such Takeout Proceeds to the related Seller in accordance with Seller's Wire Instructions.

            (e) The terms and conditions of the purchase of each Mortgage Loan Pool shall be as set forth in this Agreement.

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            (f) In the event the related Seller does not deliver to Purchaser a
Takeout Commitment and related Trade Assignment on the date Purchaser purchases Mortgage Loans, the related Seller shall have thirty (30) days from the Purchase Date to either (i) deliver to Purchaser a Takeout Commitment and related Trade Assignment, or (ii) or repurchase the subject Mortgage Loans from Purchaser. In the event, the related Seller fails to deliver timely such Takeout Commitment and Trade Assignment or repurchase the Mortgage Loans, the related Seller shall have waived its right to receive the Completion Fee otherwise payable in accordance with Section 4 hereof and Purchaser may, at any time thereafter, demand an assignment of appropriate Hedge Trades sufficient in Purchaser's reasonable judgment to hedge fully the Mortgage Loans purchased by Purchaser from Seller for which no Takeout Commitment and related Trade Assignment exists.

      3. Effective as of the date hereof, Sections 3(a) and (b) of the P&S Agreement are hereby restated to read in their entirety as follows:

            (a) With respect to Mortgage Loan(s) that Purchaser has elected to purchase and in the event there exists a Takeout Commitment, Purchaser may, at its option, either (i) instruct Custodian to deliver to Takeout Investor, in accordance with Takeout Investor's instructions, the Custodial File in respect of such Mortgage Loans, in the manner and at the time set forth in the Custodial Agreement, or (ii) provide for the delivery of the Custodial File through an escrow arrangement satisfactory to Purchaser and Takeout Investor. In the event that a Takeout Investor exists, the related Seller shall, within ten (10) Business Days following the Purchase Date, but in no event later than two (2) Business Days prior to the related Expiration Date, deliver to Takeout Investor the related Credit File and thereafter any and all additional documents requested by Takeout Investor to enable Takeout Investor to purchase such Mortgage Loan(s) on or before the related Expiration Date.

            (b)(1) Subject to the provisions of Section 4(e) herein, except when Purchaser has accepted a Settlement Modification Letter, unless the Takeout Proceeds are received by Purchaser (in immediately available funds in accordance with Purchaser's Wire Instructions) with respect to the Mortgage Loans in a Mortgage Pool, on or before the related Cure Date, the Completion Fee relating to such Mortgage Pool shall not be payable until the earlier to occur of (1) the date of receipt by Purchaser of the Takeout Proceeds and, (2) the satisfaction by the related Seller of its obligations pursuant to the exercise by Purchaser of any remedial election authorized by this Section 3. Upon receipt by Purchaser, prior to the Cure Date, of a Settlement Modification Letter, duly executed by Takeout Investor and the related Seller, Purchaser may, at its election, agree to the postponement of the Settlement Date and such other matters as are set forth in the Settlement Modification Letter. If Purchaser elects to accept a Settlement Modification Letter, Purchaser shall, not later than two (2) Business Days after receipt of such Settlement Modification Letter execute the Settlement Modification Letter and send, via facsimile, copies of such fully executed Settlement Modification Letter to the related Seller and Takeout Investor. Subject to the provisions of Section 4(e) herein, upon execution by Purchaser of a Settlement Modification Letter, Purchaser shall recalculate the amount of the Completion Fee, if any, due to the related Seller using the new terms included in the Settlement Modification


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Letter and shall pay to the related Seller, not later than two (2) Business Days after Takeout Investor's purchase of the related Mortgage Loans pursuant to such Settlement Modification Letter, the amount of such recalculated Completion Fee.

            (b)(2) In the event that the related Seller fails to deliver within thirty (30) days from the Purchase Date a Takeout Commitment and Trade Assignment, the related Seller shall have waived its right to receive the Completion Fee otherwise payable in accordance with Section 4 hereof.

      4. Effective as of the date hereof, Section 4(a) of the P&S Agreement is hereby restated to read in its entirety as follows:

            (a) Subject to paragraph 2(f), 4(d) and 3(b)(2), with respect to each Mortgage Loan Pool that Purchaser elects to purchase hereunder, Purchaser shall pay to the related Seller a Completion Fee. In the event that the Completion Fee is payable by Purchaser in connection with any Mortgage Loan Pool, it shall be paid by Purchaser as provided in subsection (d) below.

      5. Effective as of the date hereof, Section 4(d) of the P&S Agreement is hereby restated to read in its entirety as follows:

            (d) In the event that a Seller delivers to Purchaser a Takeout Commitment through a Trade Assignment (other than a Hedge Trade) in accordance with Section 2 hereof, the Completion Fee relating to each Mortgage Loan Pool is payable on the earlier to occur of (1) the date of receipt by Purchaser of the Trade Price, and (2) the satisfaction by the related Seller of its obligations pursuant to this Agreement notwithstanding the exercise by Purchaser of any remedial election authorized herein. In the event, the related Seller fails to deliver timely such Takeout Commitment and Trade Assignment in accordance with
Section 2(f), the related Seller shall have waived its right to receive the Completion Fee.

      6. Effective as of the date hereof, Section 6 of the P&S Agreement is hereby restated to read in its entirety as follows:

            Section 6. Trade Assignments. To the extent Purchaser (i) elects to accept any Trade Assignment and (ii) pay the Discount to the related Seller in accordance therewith, the related Seller hereby assigns to Purchaser, free of any security interest, lien, claim or encumbrance of any kind, the related Seller's rights, under each Takeout Commitment or Hedge Trade to deliver the Mortgage Loan(s) specified therein to the related Takeout Investor or counter-party and to receive the Takeout Proceeds therefor from such Takeout Investor or amounts owed under the Hedge Trade, as applicable. Purchaser shall not be deemed to have accepted any Trade Assignment unless and until it purchases the related Mortgage Loans, and nothing set forth herein shall be deemed to impair Purchaser's right to reject any Mortgage Loan for any reason, in its sole discretion.



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      7. In connection with the execution of this First Amendment, each of
Purchaser and Sellers represent and warrant as follows:

      (i) It is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this First Amendment and to perform all of the duties and obligations to be performed by it hereunder;

      (ii) This First Amendment and the performance of all transactions contemplated hereunder have been duly authorized, executed and delivered in accordance with all requisite corporate action, and this First Amendment constitutes a valid, legal and binding obligation enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors' rights generally; and

      (iii) The execution, delivery and performance of this First Amendment and the transactions contemplated hereunder will not violate any agreement by which it is bound or by which any of its assets are affected, or its charter, or by-laws, or any statute, regulation, rule, order or judgment applicable to it.

      8. This First Amendment shall become effective as of the date hereof upon execution by the parties hereto. From and after the execution hereof, reference to this First Amendment need not be made in the P&S Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the P&S Agreement, any reference in any of such items to the Agreement being sufficient to refer to the P&S Agreement as amended hereby. Except as amended hereby, the P&S Agreement shall continue in full force and effect in accordance with its terms.

      9. In order to induce the Purchaser to execute and deliver this First Amendment, the Sellers hereby represent to the Purchaser that as of the date hereof, after giving effect to this First Amendment, the Sellers are in full compliance with all of the terms and conditions of the P&S Agreement.

      10. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

      11. This First Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


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            IN WITNESS WHEREOF, the Seller and Purchaser have caused this First
Amendment to be duly executed as of the date and year first above written.

                                    GREENWICH CAPITAL FINANCIAL
                                    PRODUCTS, INC.


                                    By:  /s/ Joseph S. Bartolotta
                                       ---------------------------
                                    Name:  Joseph S. Bartolotta
                                    Title: Managing Director


                                    AMERICAN HOME MORTGAGE CORP.

                                    By:  /s/ Craig Pino
                                       ---------------------------
                                    Name:  Craig Pino
                                    Title: SVP and Treasurer


                                    AMERICAN  HOME  MORTGAGE  SERVICING,  INC.
                                    F/K/A COLUMBIA NATIONAL,
                                    INCORPORATED

                                    By:  /s/ Craig Pino
                                       ---------------------------
                                    Name:  Craig Pino
                                    Title: SVP and Treasurer